EXECUTION VERSION

AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT

This AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT, dated as of
May 24, 2022 (this “Amendment”), is among each of the entities listed on the signature pages hereto as a New Originator (each a “New Originator”, and collectively, the “New Originators”), AUDACY OPERATIONS, INC., a Delaware corporation (“Audacy Operations”), as initial servicer (in such capacity, the “Servicer”), each of the entities listed on the signature pages hereto as an Existing Originator (the “Existing Originators” and together with the New Originators, collectively, the “Originators”), and AUDACY NEW YORK, LLC, a Delaware limited liability company, as transferee (in such capacity, the “Transferee”).

W I T N E S S E T H :

WHEREAS, each of the parties hereto (excluding the New Originators) have heretofore entered into that certain Purchase and Sale Agreement, dated as of July 15, 2021 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Purchase and Sale Agreement”);

WHEREAS, concurrently herewith, the Servicer, the Seller, the Investors and the Agent are entering into that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of the date hereof (the “RPA Amendment”); and

WHEREAS, the parties hereto wish to modify the Purchase and Sale Agreement upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:

A G R E E M E N T:

1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein (including in the recitals) have the meanings attributed thereto in (or by reference in) the Purchase and Sale Agreement.

2.Amendments to the Purchase and Sale Agreement. The Purchase and Sale Agreement is hereby amended as follows:

(a)With respect to each New Originator, each reference in the Purchase and Sale Agreement to the “Closing Date” or “the date hereof” when applicable to such New Originator shall be deemed to be a reference to May 24, 2022.

(b)Annex 1 to the Purchase and Sale Agreement is hereby replaced in its entirety with Annex 1 attached hereto.

3.Joinder. Effective as of the date hereof, each of the New Originators hereby absolutely and unconditionally agrees to become a party to the Purchase and Sale Agreement as

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an “Originator” thereunder and to be bound by all of the provisions thereof. Upon effectiveness of this Amendment, each New Originator shall be an “Originator” for all purposes of the Purchase and Sale Agreement and each of the other Transaction Documents. Each New Originator further acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.

4.Conditions to Effectiveness. This Amendment shall be effective concurrently with the RPA Amendment, upon receipt by the Agent of counterparts of this Amendment duly executed by each of the other parties hereto.

5.Certain Representations and Warranties. Each of the Originators, and the Transferee represents and warrants to each other and to the Agent and the Investor on the date hereof, as follows:

(a)Representations and Warranties. The representations and warranties made by such party in the Purchase and Sale Agreement and in any other Transaction Document to which it is a party are true and correct both before and immediately after giving effect to this Amendment, as though made on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct on and as of such earlier date.

(b)Power and Authority; Due Authorization,. It (i) has all necessary power and authority to (A) execute and deliver this Amendment and the other Transaction Documents to which it is a party, (B) perform its obligations under the Transaction Documents to which it is a party, (C) sell, assign or contribute, as applicable, the Receivables and the Related Assets to the Transferee on the terms and conditions herein provided and (D) with respect to the Transferee, purchase, acquire and own the Receivables and the Related Assets on the terms and conditions provided for in the Transaction Documents and (ii) has duly authorized by all necessary corporate or limited liability company action, as applicable, the execution and delivery of this Amendment and the performance of the Transaction Documents to which it is a party in any capacity (as amended by this Amendment).

(c)Binding Obligations. This Amendment and each of the other Transaction Documents to which such Person is a party constitutes legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d)No Conflict or Violation. The consummation of the transactions contemplated by this Amendment and the fulfillment of the terms hereof by it will not, (i) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Organizational Documents of such Person or any material indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which such Person is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument, other than the Purchase and Sale Agreement and the other Transaction Documents or (iii) conflict with or violate any Applicable Law, except to the extent that any such conflict or violation, as applicable, would not reasonably be expected to have a Material Adverse Effect.

(e)No Defaults. No Event of Default, Unmatured Event of Default or Termination Event has occurred and is continuing either before or immediately after giving effect to this Amendment or the transactions contemplated hereby.

(f)Termination Date. The Sale Termination Date has not occurred with respect to any Originator.

6.Reference to, and Effect on the Purchase and Sale Agreement and the Transaction Documents.

(a)The Purchase and Sale Agreement (except as specifically amended herein) shall remain in full force and effect and the Purchase and Sale Agreement and each of the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto.

(b)On and after the execution and delivery of this Amendment, (i) this Amendment shall be a part of the Purchase and Sale Agreement amended hereby and (ii) each reference in the Purchase and Sale Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Purchase and Sale Agreement, and each reference in any other Transaction Document to “the Purchase and Sale Agreement”, “thereunder”, “thereof” or words of like import referring to the Purchase and Sale Agreement, shall mean and be a reference to the Purchase and Sale Agreement, as amended by this Amendment.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent and the Investor under, nor constitute a waiver of any provision of the Purchase and Sale Agreement or any other Transaction Document.

(d)To the extent that the consent of any party hereto, in any capacity, is required under the Transaction Documents or any other agreement entered into in connection with the Transaction Documents with respect to any of the amendments set forth herein, such party hereby grants such consent.

7.Authorization to File Financing Statements. Upon the effectiveness of this Amendment, each of the New Originators hereby authorize the Agent to file (at the expense of the Seller) UCC-1 financing statements in substantially the form of Exhibit A hereto.

8.Further Assurances. Each of the New Originators, the Servicer and the Transferee hereby agrees to do, at Audacy Operations’ expense, all such things and execute all such documents and instruments as the Agent, any Investor or the Transferee may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.

9.Transaction Document. This Amendment shall be a Transaction Document under (and as defined in) the Agreement.

10.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

11.Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or any Transaction Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

12.GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

13.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AUDACY OPERATIONS, INC.,
as Servicer

By: /s/ Andrew P. Sutor, IV
Name: Andrew P. Sutor, IV
Title: Executive Vice President and Secretary

PODCORN MEDIA, LLC,
as a New Originator

By: /s/ Andrew P. Sutor, IV
Name: Andrew P. Sutor, IV
Title: Executive Vice President and Secretary

QL GAMING GROUP, LLC,
as a New Originator

By: /s/ Andrew P. Sutor, IV
Name: Andrew P. Sutor, IV
Title: Executive Vice President and Secretary

PINEAPPLE STREET MEDIA LLC,
as a New Originator

By: /s/ Andrew P. Sutor, IV
Name: Andrew P. Sutor, IV
Title: Executive Vice President and Secretary

AUDACY ARIZONA, LLC AUDACY CALIFORNIA, LLC AUDACY COLORADO, LLC AUDACY CONNECTICUT, LLC AUDACY FLORIDA, LLC AUDACY GEORGIA, LLC AUDACY ILLINOIS, LLC AUDACY KANSAS, LLC AUDACY LOUISIANA, LLC AUDACY MARYLAND, LLC
AUDACY MASSACHUSETTS, LLC AUDACY MICHIGAN, LLC AUDACY MINNESOTA, LLC AUDACY MISSOURI, LLC AUDACY NETWORKS, LLC AUDACY NEVADA, LLC
AUDACY NORTH CAROLINA, LLC AUDACY OHIO, LLC
AUDACY OREGON, LLC AUDACY PENNSYLVANIA, LLC AUDACY RHODE ISLAND, LLC
AUDACY SOUTH CAROLINA, LLC AUDACY TENNESSEE, LLC AUDACY TEXAS, LLC
AUDACY VIRGINIA, LLC AUDACY WASHINGTON DC, LLC AUDACY WASHINGTON, LLC AUDACY WISCONSIN, LLC CADENCE 13, LLC

as Existing Originators

By: /s/ Andrew P. Sutor, IV
Name: Andrew P. Sutor, IV
Title: Executive Vice President and Secretary

AUDACY NEW YORK, LLC,
as Transferee

By: /s/ Andrew P. Sutor, IV
Name: Andrew P. Sutor, IV
Title: Executive Vice President and Secretary

Acknowledged and Agreed:

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN,
as Agent

By: Nellie Flek — Digitally signed by Nellie Flek Date: 2022.05.19 10:13:38 -04'00'
Name:
Title: Assistant Vice President

By: Christian Haesslein — Digitally signed by Christian Haesslein
Name:
Title: Head of Asset Securitization

AUTOBAHN FUNDING COMPANY LLC,
as Investor

By: Nellie Flek — Digitally signed by Nellie Flek Date: 2022.05.19 10:13:52 -04'00'
Name:
Title: Assistant Vice President

By: Christian Haesslein — Digitally signed by: Christian Haesslein DN: CN = Christian Haesslein email = christian.haesslein@dzbank.de C = US O = DZ BANK OU = SFAA Date: 2022.05.19 15:10:19 -04'00'
Name:
Title: Head of Asset Securitization

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Amendment No. 1 to Purchase and Sale Agreement (DZ-Audacy)

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